Exhibit 99.2

Q1 2016 Conference Call Veeco Instruments Inc. May 4, 2016

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

Q1 2016 Results Summary Non-GAAP Gross Margin* 42% Revenue $78M Non-GAAP EPS* ($0.15) Adjusted EBITDA* ($2.1M) Cash & Short-term Investments $349M** *A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables **Repurchased ~730K shares of common stock in Q1 2016, returning ~$13M to shareholders Continue to execute well in a tough business climate Bookings $62M

CFO Financial Review Sam Maheshwari

P&L Highlights (Non-GAAP) **This line item also includes “other items” Note: Amounts may not calculate precisely due to rounding ($M) Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Revenue $98.3 $131.4 $140.7 $106.5 $78.0 Gross Profit 37.0 49.8 55.0 39.2 32.5% 37.7% 37.9% 39.1% 36.8% 41.7% SG&A** 19.1 21.0 18.2 18.7 17.0 R&D 18.0 19.0 18.2 19.3 21.0 OPEX 37.1 40.0 36.4 38.0 38.0% 37.7% 30.5% 25.9% 35.7% 48.7% Adjusted EBITDA 2.7 12.8 21.8 4.4 (2.1) % 2.7% 9.7% 15.5% 4.2% -2.7% Non-GAAP EPS ($0.01) $0.20 $0.33 $0.01 ($0.15)

30% Advanced Packaging, MEMS & RF Revenue Breakdown by Market and Geography Note: Amounts may not calculate precisely due to rounding *MBE - Molecular Beam Epitaxy 29% Lighting, Display & Power Electronics 19% Scientific & Industrial 22% Data Storage Q1 2016 Revenue by End Market $78M 35% United States 11% China 35% EMEA 19% Rest of the World Q1 2016 Revenue by Geography Q1 2016 Revenue of $78M: Advanced Packaging, MEMS & RF grew sequentially Q/Q, driven by investments for mobile devices LED, Lighting & Display demand remained soft, as anticipated Q1 2016 Bookings of $62M: Strong MBE* orders with multiple production and R&D systems Digestion period for Advanced Packaging, MEMS & RF after record Q4 20% Advanced Packaging, MEMS & RF 16% Data Storage 17% Scientific & Industrial 47% Lighting, Display & Power Electronics Q4 2015 Revenue by End Market $107M

($M) Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Cash & Short-term Investments 393 396 403 385 349 Accounts Receivable 64 83 47 50 56 Inventories 57 64 70 77 77 Accounts Payable 41 46 25 30 31 Cash Flow from Operations 4 8 10 (6) (19) Financial Highlights DSO 59 57 30 42 65 DOI 89 72 73 101 157 DPO 59 51 26 41 61 Repurchased ~730K shares of common stock in Q1 2016, returning ~$13M to shareholders Note: Amounts may not calculate precisely due to rounding

Q2 2016 Guidance


100 %
90 %
80%
70%

	GAAP	Non-GAAP
Net Sales	$70M–$83M	$70M–$83M
Gross Margins	38%–40%	39%–41%
Adjusted EBITDA	N/A	($6M)–$0M
Net income (Loss)	($23M)–($17M)	($11M)–($5M)
EPS	($0.59)–($0.44)	($0.29)–($0.14)

9 | Investor Presentation

Business Update & Outlook

Current Business Outlook LED Lighting & Display LED lighting adoption is growing, however, TV demand remains weak Customers focused on preserving cash and improving profitability MOCVD equipment investments remain muted MEMS & RF Weaker than expected demand for high-end smartphones Customers focused on technology investments for next gen devices Expect incremental PSP and Ion Beam Etch businesses Advanced Packaging OSATs transitioning to smaller geometries and next generation packaging technologies, which offer cost and performance advantage Provides incremental opportunities for PSP longer term

Focusing on our Strategic Objectives Strengthening our core Leveraging our existing technologies to capitalize on opportunities within our existing markets Maintaining operational focus Tightly controlling costs while positioning the company for long term growth Investing for growth Prioritizing investments in areas that offer meaningful growth Expanding into adjacent markets Diversify our revenue stream to provide stability through industry cycles

Applications Enabled by Veeco’s MOCVD Technology Are Expanding EPIKTM LED Lighting, Display K475iTM ROY* LED, IR Sensor, Laser Diode, Solar PropelTM GaN Power Device System Target Applications Solar AsP Device * ROY – Red, Orange, Yellow Smart-lighting IR Sensors LiFi Lighting Blue LED Display Blue LED Micro-inverter Power Device Hybrid Vehicle Power Device 5G Communication Power Device Blue LED ROY LED Horticulture Blue LED, ROY LED Display Blue LED

Veeco PSP Advantage for Through Silicon Via Reveal 2 x Metrology 1 x Clean TSV Reveal (Plasma Etch) CMP** (5 Steps, 4 Tools) (2 Steps, 1 Tool) INTERPOSER SUBSTRATE CHIP TSV ~60% Veeco cost advantage vs. incumbent Fewer process steps and fewer tools, lower cost and reduce risk TSV Reveal Process Cost Comparison >60% Cost Advantage* *Based on SavanSys Solutions model, including capital, process and labor related costs **CMP – Chemical Mechanical Planarization Integrated approach provides greater process control to maximize yield High uniformity and repeatability with onboard metrology and selectivity 0% 20% 40% 60% 80% 100% Incumbent Process Flow Veeco PSP Process % Total Process Cost

Summary Strengthening our core Investing for growth Maintaining operational focus Expanding into adjacent markets LED Lighting & Display Leveraging our technology to capture opportunities beyond LED Advanced Packaging Formalizing customer engagements for TSV reveal Front-end Semi Generating strong customer interest for our ALD product Proactively lowering costs while managing for long term growth

Q&A

Back Up & Reconciliation Tables

Note On Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives, non-cash asset impairments, certain other non-operating gains and losses, and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and the stepped-up cost of sales associated with the purchase accounting of acquired inventory. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in Veeco’s news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation

US$ millions, except per share data	Q1 15	Q2 15	Q3 15	Q4 15	Q1 16
Net Sales	$98.3	$131.4	$140.7	$106.5	$78.0
GAAP Gross Profit	35.1	49.1	54.3	38.8	32.0
GAAP Gross Margin	35.7%	37.3%	38.5%	36.4%	41.0%
Add: Equity Comp	0.6	0.7	0.8	0.4	0.5
Add: Acquisition Related	1.3	—	—	—	—
Non-GAAP Gross Profit	$37.0	$49.8	$55.0	$39.2	$32.5
Non-GAAP Gross Margin	37.7%	37.9%	39.1%	36.8%	41.7%

	Q1 15	Q2 15	Q3 15	Q4 15	Q1 16
GAAP Operating Income (Loss)	($15.9)	($4.0)	$6.5	($10.0)	($15.3)
Add: Equity Comp	4.0	4.9	5.1	4.0	4.3
Add: Acquisition Related	1.3	0.2	0.2	0.2	0.1
Add: Restructuring	2.4	0.7	0.5	1.2	0.1
Add: Amortization	8.0	8.0	5.9	5.8	5.3
Add: Asset Impairment	0.1	—	—	—	—
Add: Other, Net	—	—	0.4	—	—
Non-GAAP Operating Income	(0.1)	9.8	18.6	1.2	(5.5)
Add: Depreciation	2.8	3.0	3.2	3.2	3.3
Adjusted EBITDA	$2.7	$12.8	$21.8	$4.4	($2.1)

	Q1 15	Q2 15	Q3 15	Q4 15	Q1 16
GAAP Net Income (Loss)	($19.1)	($8.4)	$5.3	($9.8)	($15.5)
Add: Equity Comp	4.0	4.9	5.1	4.0	4.3
Add: Acquisition Related	1.3	0.2	0.2	0.2	0.1
Add: Restructuring	2.4	0.7	0.5	1.2	0.1
Add: Amortization	8.0	8.0	5.9	5.8	5.3
Add: Asset Impairment	0.1	—	—	—	—
Add: Other, Net	—	—	0.4	—	—
Add: Taxes	2.8	3.0	(3.7)	(0.8)	0.0
Non-GAAP Net Income (Loss)	($0.5)	$8.4	$13.6	$0.6	($5.7)
Non-GAAP Basic EPS	($0.01)	$0.21	$0.33	$0.01	($0.15)
Non-GAAP Diluted EPS	($0.01)	$0.20	$0.33	$0.01	($0.15)

19 | Investor Presentation

Note: Amounts may not calculate precisely due to rounding

Veeco

Q1 2016 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-based Compensation Acquisition Related Other Non-GAAP Net Sales $78.0 — — — $78.0 Gross Profit 32.0 0.5 — — 32.5 Gross Margin 41.0% 41.7% SG&A** 19.8 (2.7) (0.1) — 17.0 R&D 22.1 (1.1) — — 21.0 Amortization 5.3 — (5.3) — — Restructuring 0.1 — — (0.1) — Operating Income (Loss) ($15.3) $4.3 $5.4 $0.1 ($5.5) Interest Income, Net 0.3 — — — 0.3 Taxes (0.5) — — — (0.5) Net Income (Loss) ($15.5) $4.3 $5.4 $0.1 ($5.7) Basic EPS ($0.40) ($0.15) Diluted EPS ($0.40) ($0.15) Basic Shares 39.1 39.1 Diluted Shares 39.1 39.1 Non-GAAP Operating Income ($5.5) Depreciation $3.3 Adjusted EBITDA ($2.1) **This line item also includes “other items” Note: Amounts may not calculate precisely due to rounding

Q2 2016 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Acquisition Related Other Non-GAAP Net Sales $70–$83 $70–$83 Gross Profit 26–34 1 — — 27–35 Gross Margin 38%–40% 39%–41% Adjusted EBITDA ($6)–$0 Net Income (Loss) ($23)–($17) 5 6 1* ($11)–($5) Income (Loss) per Diluted Share ($0.59)–($0.44) ($0.29)–($0.14) Note: Amounts may not calculate precisely due to rounding